Share Based Payments	6 Months Ended
Jun. 30, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share Based Payments

13. SHARE BASED PAYMENTS

Share options are granted to directors, employees and certain service providers. The share options have a vesting period of 1-4 years with shares being exercisable pro rata per year from the date of issue. All share options granted have a contractual life of 10 years from the date of grant. Share options are settled in equity.

For the employee based share options, if the owner of the share option ceases to be employed by the Company, in most cases the option lapses within a short period of departure of such employee. 11,600,056 share options have been forfeited to date. Management has not anticipated any stock options to be forfeited due to termination of employment prior to the assumed exercise date.

Movements on number of share options and their related exercise price are as follows:

	NUMBER OF OPTIONS	WEIGHTED AVERAGE EXERCISE PRICE
Outstanding at January 1, 2021	57,212,650	$2.09
Granted	26,557,293	16.45
Exercised	(104,200)	(1.00)
Forfeited	(92,112)	(9.72)
Outstanding at December 31, 2021	83,573,631	6.72
Granted	22,755,235	5.01
Exercised	(3,494,254)	(2.43)
Forfeited/Expired	(3,632,769)	(5.35)
Outstanding at December 31, 2022	99,201,843	6.45
Granted	562,977	0.63
Exercised	-	-
Forfeited/Expired	(3,038,923)	5.88
Outstanding at June 30, 2023	96,725,897	6.45
Exercisable at December 31, 2022	71,900,277	6.54
Exercisable at June 30, 2023	76,754,148	$6.88

On February 1, 2021 the Board of Directors of the Company approved a stock split of the issued and outstanding A Ordinary and common shares of the Company on a 220 for 1 basis. In accordance with IAS 33, the earnings per share calculations have been presented for the stock split retrospectively. In connection with the merger, in order to achieve an exchange ratio of one LMDX common share for each CAH share, the Company effected a subdivision, immediately prior to the merger, of all issued, and authorized but unissued, LMDX ordinary shares and LMDX common shares at a ratio of 1.60806264:1.

On January 15, 2021, the Company granted “founder options” over ordinary shares to each of the three Founder Directors. Each Founder Director was granted a fully vested option over 5,235,851 ordinary shares. On April 15, 2021, the Company granted each Founder Director a further option over 2,819,577 ordinary shares. These options will vest over a two year period subject to the satisfaction of performance conditions. In each instance, the exercise price of these options is equal an exercise price per ordinary share of $17.05.

For the six months ended June 30, 2023, nil options were exercised at a weighted average exercise price of $nil. The options outstanding at June 30, 2023 have an exercise price in the range of $0.20 to $17.05 and a weighted average contractual life of 5.92 years.

Share based compensation expense of $839 and $1,024 has been charged to Cost of Goods Sold, $535 and $4,804 to Research and development expenses and $8,591 and $12,614 to Selling, marketing and administrative expenses for the six months ended June 30, 2023 and 2022, respectively.